Loans Receivable and Allowance for Loan Losses Loans Receivable and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Loans Receivable and Allowance For Loan Losses
Loans Receivable and Allowance for Loan Losses

Loans receivable that management has the intent and ability to hold for the foreseeable future, or until maturity or payoff, are stated at their outstanding unpaid principal balances, net of an allowance for loan losses (allowance or ALL) and any deferred fees and costs. Interest income is accrued on the unpaid principal balance. Loan origination fees and costs are deferred and recognized as an adjustment of the yield (interest income) of the related loans. The Company is generally amortizing these amounts over the contractual life of the loan or to the first review date if the loan is on demand. Certain qualifying loans of the Bank totaling $319.0 million at December 31, 2012, collateralize a letter of credit, a line of credit commitment and a long-term borrowing the Bank has with the FHLB.

A summary of the Bank's loans receivable at December 31, 2012 and 2011 is as follows:

	December 31,
(in thousands)	2012	2011
Commercial and industrial	$376,988	$321,988
Commercial tax-exempt	92,202	81,532
Owner occupied real estate	268,372	279,372
Commercial construction and land development	100,399	103,153
Commercial real estate	394,404	364,405
Residential	83,899	83,940
Consumer	212,533	202,278
	1,528,797	1,436,668
Less: allowance for loan losses	25,282	21,620
Net loans receivable	$1,503,515	$1,415,048

Certain directors and executive officers of the Company, including their associates and companies, have loans with the Bank. Such loans were made in the ordinary course of business at the Bank's normal credit terms including interest rates and collateralization, as those prevailing at the time for comparable loans with persons not related to the lender and do not represent more than a normal risk of collection. Total loans to these persons and companies amounted to approximately $14.2 million and $11.4 million at December 31, 2012 and 2011, respectively. During 2012, $6.9 million of new advances were made and repayments totaled $4.1 million.

The following table summarizes nonaccrual loans by loan type at December 31, 2012 and 2011:

	December 31,
(in thousands)	2012	2011
Nonaccrual loans:
Commercial and industrial	$11,289	$10,162
Commercial tax-exempt	—	—
Owner occupied real estate	3,119	2,895
Commercial construction and land development	6,300	8,511
Commercial real estate	5,659	7,820
Residential	3,203	2,912
Consumer	2,846	1,829
Total nonaccrual loans	$32,416	$34,129

Generally, the Bank's policy is to move a loan to nonaccrual status when it becomes 90 days past due or when the Company does not believe it will collect all of its principal and interest payments. In addition, when a loan is placed on nonaccrual status, unpaid interest credited to income in the current year is reversed and unpaid interest accrued in prior years is charged against the ALL. Interest received on nonaccrual loans generally is either applied against principal or reported as interest income, according to management's judgment as to the collectibility of principal. If a loan is substandard and accruing, accrued interest is recognized as income. Once a loan is on nonaccrual status, it is not returned to accrual status unless the loan has been current for at least six consecutive months and the borrower and/or any guarantors demonstrate the ability to repay the loan. Under certain circumstances such as bankruptcy, if a loan is under collateralized, or if the borrower and/or guarantors do not show evidence of the ability to pay, the loan may be placed on nonaccrual status even though it is not past due by 90 days or more. Therefore, the total nonaccrual loan balance of $32.4 million exceeds the balance of total loans that are 90 days past due of $15.0 million at December 31, 2012 as presented in the aging analysis tables that follow.

No additional funds were committed on nonaccrual loans including restructured loans that were nonaccruing. Typically, commitments are canceled and no additional advances are made when a loan is placed on nonaccrual.

The following table is an age analysis of past due loan receivables as of December 31, 2012 and 2011:

		Past Due Loans					Recorded Investment in Loans 90 Days and Greater and Still Accruing
(in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days Past Due and Greater	Total Past Due	Total Loan Receivables
December 31, 2012
Commercial and industrial	$368,769	$1,096	$3,256	$3,867	$8,219	$376,988	$30
Commercial tax-exempt	92,202	—	—	—	—	92,202	—
Owner occupied real estate	265,817	610	353	1,592	2,555	268,372	—
Commercial construction and land development	89,250	4,251	4,318	2,580	11,149	100,399	188
Commercial real estate	386,821	3,846	78	3,659	7,583	394,404	—
Residential	76,587	4,303	1,252	1,757	7,312	83,899	—
Consumer	208,335	2,277	410	1,511	4,198	212,533	2
Total	$1,487,781	$16,383	$9,667	$14,966	$41,016	$1,528,797	$220

		Past Due Loans					Recorded Investment in Loans 90 Days and Greater and Still Accruing
(in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days Past Due and Greater	Total Past Due	Total Loan Receivables
December 31, 2011
Commercial and industrial	$317,016	$696	$1,083	$3,193	$4,972	$321,988	$—
Commercial tax-exempt	81,532	—	—	—	—	81,532	—
Owner occupied real estate	274,720	2,423	328	1,901	4,652	279,372	—
Commercial construction and land development	94,160	470	219	8,304	8,993	103,153	—
Commercial real estate	354,818	2,191	1,272	6,124	9,587	364,405	—
Residential	75,841	4,587	607	2,905	8,099	83,940	621
Consumer	199,671	1,314	350	943	2,607	202,278	71
Total	$1,397,758	$11,681	$3,859	$23,370	$38,910	$1,436,668	$692

The past due portfolio is constantly moving through collection efforts, restructuring when appropriate, foreclosure or ultimately charged off. During 2012, $18.9 million of past due loans at December 31, 2011 either improved to current status or were paid off by December 31, 2012.  Additionally, $4.4 million of those loans past due at December 31, 2011, were charged off and another $2.7 million were moved to foreclosed real estate. Conversely, $28.6 million of current loans as of December 31, 2011, became delinquent and were reported as past due at December 31, 2012. Out of this $28.6 million total, $6.1 million were 90 days past due or greater, $9.1 million were 60-89 days past due while the remainder, or $13.4 million, were 30-59 days past due at December 31, 2012.

The commercial and industrial loan category had the most significant increase in past due status since December 31, 2011. Included in this change from current to past due status, was a $2.5 million commercial and industrial loan that was past due and impaired with a specific reserve of $1.0 million at December 31, 2012. The increase in commercial construction and land development was primarily the result of 3 related impaired loans that moved from current at December 31, 2011 to between 30 and 89 days past due at December 31, 2012. A specific reserve of $300,000 was established for the relationship. The decreases in total past due of the owner occupied and commercial real estate categories were largely the result of $1.3 million and $1.7 million of loans that were past due at December 31, 2011 and were charged off or moved to foreclosed real estate during 2012, respectively.

A summary of the ALL and balance of loans receivable by loan class and by impairment method as of December 31, 2012 and 2011 is detailed in the tables that follow.

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construc-tion and land devel-opment	Comm. real estate	Resi-dential	Con-sumer	Unallo-cated	Total

December 31, 2012
Allowance for loan losses:
Individually evaluated for impairment	$2,399	$—	$1,451	$2,470	$800	$—	$—	$—	$7,120
Collectively evaluated for impairment	7,560	83	678	4,752	3,183	324	793	789	18,162
Total ALL	$9,959	$83	$2,129	$7,222	$3,983	$324	$793	$789	$25,282
Loans receivable:
Loans evaluated individually	$13,082	$—	$3,380	$15,549	$17,136	$4,163	$3,331	$—	$56,641
Loans evaluated collectively	363,906	92,202	264,992	84,850	377,268	79,736	209,202	—	1,472,156
Total loans receivable	$376,988	$92,202	$268,372	$100,399	$394,404	$83,899	$212,533	$—	$1,528,797

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construction and land devel-opment	Comm. real estate	Resi-dential	Con-sumer	Unallo-cated	Total
December 31, 2011
Allowance for loan losses:
Individually evaluated for impairment	$1,000	$—	$30	$2,600	$—	$—	$—	$—	$3,630
Collectively evaluated for impairment	7,400	79	699	5,240	3,241	435	831	65	17,990
Total ALL	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620
Loans receivable:
Loans evaluated individually	$15,504	$—	$7,492	$23,216	$12,117	$3,346	$1,829	$—	$63,504
Loans evaluated collectively	306,484	81,532	271,880	79,937	352,288	80,594	200,449	—	1,373,164
Total loans receivable	$321,988	$81,532	$279,372	$103,153	$364,405	$83,940	$202,278	$—	$1,436,668

The Bank may create a specific allowance for all of or a part of a particular loan in lieu of a charge-off or charge-down as a result of management's evaluation of impaired loans. In these instances, the Bank has determined that a loss is not imminent based upon available information surrounding the credit at the time of the analysis including, but not limited to, unresolved legal matters; however, management believes an allowance is appropriate to acknowledge the probable risk of loss.

Typically, commercial and industrial, commercial construction and land development and commercial real estate loans present a greater risk of nonpayment by a borrower than other types of loans.

Within the commercial loan portfolio, construction and land development and commercial real estate loans generally present the greatest risk of nonpayment by a borrower. The market value and cash flow of real estate, particularly real estate held for investment, can fluctuate significantly in a relatively short period of time. Commercial and industrial, tax-exempt and owner occupied real estate loans generally carry a lower risk factor because the repayment of these loans relies primarily on the cash flow from a business which is more stable and predictable. However, the significance and duration of the economic downturn caused the Bank to experience an elevated level of charge-offs in the commercial and industrial loan category in 2011.

Consumer loan collections are dependent on the borrower's continued financial stability and thus are more likely to be affected by adverse personal circumstances. Consumer and residential loans are also impacted by the market value of real estate. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on these loans. The risk of nonpayment is affected by changes in economic conditions, the credit risks of a particular borrower, the duration of the loan and, in the case of a collateralized loan, uncertainties as to the value of the collateral and other factors.

Management bases its quantitative analysis of probable future loan losses (when determining the ALL) on those loans collectively reviewed for impairment on a two-year period of actual historical losses. Management may increase or decrease the historical loss period at some point in the future based on the state of the economy and other circumstances.

The qualitative factors such as changes in levels and trends of charge-offs and delinquencies; material changes in the mix, volume or duration of the loan portfolio; changes in lending policies and procedures including underwriting standards; changes in the experience, ability and depth of lending management and other relevant staff; the existence and effect of any concentrations of credit; changes in the overall values of collateral; changes in the quality of the loan review program and changes in national and local economic trends and conditions among other things, are factors which have not been identified by the quantitative processes. The determination of qualitative factors inherently involves a higher degree of subjectivity and considers risk factors that may not have yet manifested themselves in historical loss experience.

The following tables summarize the transactions in the ALL for the twelve months ended December 31, 2012 and 2011:

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construction and land development	Comm. real estate	Resi-dential	Consumer	Unallo-cated	Total
2012
Balance at January 1	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620
Provision charged to operating expenses	3,634	4	2,165	243	2,498	193	639	724	10,100
Recoveries of loans previously charged-off	227	—	7	517	97	4	67	—	919
Loans charged-off	(2,302)	—	(772)	(1,378)	(1,853)	(308)	(744)	—	(7,357)
Balance at December 31	$9,959	$83	$2,129	$7,222	$3,983	$324	$793	$789	$25,282

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construction and land development	Comm. real estate	Resi-dential	Consumer	Unallo-cated	Total
2011
Balance at January 1	$9,679	$86	$910	$5,420	$4,002	$442	$702	$377	$21,618
Provision charged to operating expenses	6,510	(7)	13	13,038	76	113	1,161	(312)	20,592
Recoveries of loans previously charged-off	156	—	60	11	15	68	135	—	445
Loans charged-off	(7,945)	—	(254)	(10,629)	(852)	(188)	(1,167)	—	(21,035)
Balance at December 31	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620

The following table summarizes the transactions in the ALL for the twelve months ended December 31, 2010. The table is presented in summary as the FASB guidance issued in July 2010 related to an entity's allowance for credit losses and the credit quality of its financing receivables required the activity by portfolio segment be disclosed only for periods beginning on or after December 15, 2010.

Year Ended December 31,
(in thousands)	2010
Balance at beginning of year	$14,391
Provision charged to expense	21,000
Recoveries	522
Loans charged off	(14,295)
Balance at end of year	$21,618

The following table presents information regarding the Company's impaired loans as of December 31, 2012 and 2011:

	December 31, 2012			December 31, 2011
(in thousands)	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
Loans with no related allowance:
Commercial and industrial	$7,426	$11,746	$—	$14,504	$19,672	$—
Commercial tax-exempt	—	—	—	—	—	—
Owner occupied real estate	1,929	2,301	—	7,000	8,845	—
Commercial construction and land development	7,716	8,500	—	11,203	19,756	—
Commercial real estate	12,965	14,619	—	12,117	12,390	—
Residential	4,163	4,423	—	3,346	3,729	—
Consumer	3,331	3,547	—	1,829	2,168	—
Total impaired loans with no related allowance	37,530	45,136	—	49,999	66,560	—
Loans with an allowance recorded:
Commercial and industrial	5,656	6,526	2,399	1,000	1,000	1,000
Owner occupied real estate	1,451	1,451	1,451	492	659	30
Commercial construction and land development	7,833	7,833	2,470	12,013	12,013	2,600
Commercial real estate	4,171	4,172	800	—	—	—
Total impaired loans with an allowance recorded	19,111	19,982	7,120	13,505	13,672	3,630
Total impaired loans:
Commercial and industrial	13,082	18,272	2,399	15,504	20,672	1,000
Commercial tax-exempt	—	—	—	—	—	—
Owner occupied real estate	3,380	3,752	1,451	7,492	9,504	30
Commercial construction and land development	15,549	16,333	2,470	23,216	31,769	2,600
Commercial real estate	17,136	18,791	800	12,117	12,390	—
Residential	4,163	4,423	—	3,346	3,729	—
Consumer	3,331	3,547	—	1,829	2,168	—
Total impaired loans	$56,641	$65,118	$7,120	$63,504	$80,232	$3,630

Total impaired loans decreased by $6.9 million as of December 31, 2012 compared to December 31, 2011. Of those loans deemed to be impaired at December 31, 2011, $7.5 million were either charged off or transferred to foreclosed assets in 2012. Impaired loans without a specific reserve at December 31, 2011 totaling $22.8 million remained impaired without a specific reserve at December 31, 2012, while $4.3 million of impaired loans with specific reserves at December 31, 2011 remained impaired with a specific reserve at December 31, 2012.  A total of $18.8 million of loans were downgraded in 2012 and deemed to be impaired subsequent to December 31, 2011 while $7.3 million in loans had credit improvements in 2012 and were no longer considered impaired at December 31, 2012. Of the $18.8 million downgraded loans, $6.7 million had a specific reserve as of December 31, 2012. Impaired loans totaling $9.2 million as of December 31, 2011, subsequently paid off in 2012.

In addition, a portion of one loan totaling approximately $7.7 million with a specific allowance at December 31, 2011 was recategorized from the commercial construction and land development category to the commercial real estate category as a result of a portion of the loan converting to permanent mortgage status. This change accounts for the decrease in the commercial construction and land development category with a specific allowance.

The following table presents additional information regarding the Company's impaired loans for the twelve months ended December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
(in thousands)	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
Loans with no related allowance:
Commercial and industrial	$11,567	$171	$12,901	$141
Commercial tax-exempt	—	—	—	—
Owner occupied real estate	3,846	150	5,333	191
Commercial construction and land development	10,319	510	11,803	231
Commercial real estate	12,434	319	9,500	192
Residential	3,994	43	3,557	6
Consumer	2,539	18	1,945	—
Total impaired loans with no related allowance	44,699	1,211	45,039	761
Loans with an allowance recorded:
Commercial and industrial	5,258	—	7,974	—
Owner occupied real estate	1,571	—	453	—
Commercial construction and land development	11,375	—	4,637	—
Commercial real estate	655	—	—	—
Total impaired loans with an allowance recorded	18,859	—	13,064	—
Total impaired loans:
Commercial and industrial	16,825	171	20,875	141
Commercial tax-exempt	—	—	—	—
Owner occupied real estate	5,417	150	5,786	191
Commercial construction and land development	21,694	510	16,440	231
Commercial real estate	13,089	319	9,500	192
Residential	3,994	43	3,557	6
Consumer	2,539	18	1,945	—
Total impaired loans	$63,558	$1,211	$58,103	$761

Impaired loans averaged approximately $63.6 million, $58.1 million and $74.6 million during 2012, 2011 and 2010, respectively. All nonaccrual loans are considered impaired and interest income is handled as discussed earlier in the nonaccrual section of this Note. Interest income continued to accrue on impaired loans that were still accruing and totaled $1.2 million, $761,000 and $1.3 million during 2012, 2011 and 2010, respectively.

The Bank assigns loan risk ratings as credit quality indicators of its loan portfolio: pass, special mention, substandard accrual, substandard nonaccrual and doubtful. Monthly, we track commercial loans that are no longer pass rated. We review the cash flow, operating results and financial condition of the borrower and any guarantors, as well as the collateral position against established policy guidelines as a means of providing a targeted list of loans and loan relationships that require additional attention within the loan portfolio. Special mention loans are those loans that are currently adequately protected, but potentially weak. The potential weaknesses may, if not corrected, weaken the loan's credit quality or inadvertently jeopardize our credit position in the future.  Substandard accrual and substandard nonaccrual assets are characterized by well-defined weaknesses that jeopardize the liquidation of the debt and by the possibility that the Bank will sustain some loss if the weaknesses are not corrected. Substandard accrual loans would move from accrual to nonaccrual when the Bank does not believe it will collect all of its contractual principal and interest payments. Some identifiers used to determine the collectibility are as follows: when the loan is 90 days past due in principal or interest, there are triggering events in the borrower's or any guarantor's financial statements that show continuing deterioration, the borrower's or any guarantor's source of repayment is depleting, or if bankruptcy or other legal matters are present, regardless if the loan is 90 days past due or not. Doubtful loans have all of the weaknesses inherent in those classified as substandard accrual and substandard nonaccrual with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently known facts, conditions and values, highly questionable and improbable. Pass rated loans are reviewed throughout the year through the recurring review process of an independent loan review function and through the application of other credit metrics.
Credit quality indicators for commercial loans broken out by loan type are presented in the following tables for the years ended December 31, 2012 and 2011. There were no loans classified as doubtful for the years ended December 31, 2012 or December 31, 2011.

	December 31, 2012
(in thousands)	Pass	Special Mention	Substandard Accrual	Substandard Nonaccrual	Doubtful	Total
Commercial credit exposure:
Commercial and industrial	$335,463	$6,120	$24,116	$11,289	$—	$376,988
Commercial tax-exempt	92,202	—	—	—	—	92,202
Owner occupied real estate	253,338	4,160	7,755	3,119	—	268,372
Commercial construction and land development	81,219	5,046	7,834	6,300	—	100,399
Commercial real estate	379,313	574	8,858	5,659	—	394,404
Total	$1,141,535	$15,900	$48,563	$26,367	$—	$1,232,365

	December 31, 2011
(in thousands)	Pass	Special Mention	Substandard Accrual	Substandard Nonaccrual	Doubtful	Total
Commercial credit exposure:
Commercial and industrial	$280,884	$9,176	$21,766	$10,162	$—	$321,988
Commercial tax-exempt	77,657	3,875	—	—	—	81,532
Owner occupied real estate	263,001	2,887	10,589	2,895	—	279,372
Commercial construction and land development	76,374	3,071	15,197	8,511	—	103,153
Commercial real estate	349,786	794	6,005	7,820	—	364,405
Total	$1,047,702	$19,803	$53,557	$29,388	$—	$1,150,450

Loans, other than pass rated loans, totaling $28.4 million at December 31, 2011, improved their credit quality rating during 2012 while an additional $4.6 million of such loans were charged off or transferred to foreclosed assets in 2012. Pass rated loans totaling $34.4 million at December 31, 2011 were downgraded during 2012.

Consumer credit exposures are rated as performing or nonperforming as detailed below at December 31, 2012 and 2011:

	December 31, 2012
(in thousands)	Performing	Nonperforming	Total
Consumer credit exposure:
Residential	$80,696	$3,203	$83,899
Consumer	209,687	2,846	212,533
Total	$290,383	$6,049	$296,432

	December 31, 2011
(in thousands)	Performing	Nonperforming	Total
Consumer credit exposure:
Residential	$81,028	$2,912	$83,940
Consumer	200,449	1,829	202,278
Total	$281,477	$4,741	$286,218

A TDR is a loan of which the contractual terms have been modified, resulting in the Bank granting a concession to a borrower who is experiencing financial difficulties, in order for the Bank to have a greater chance of collecting the indebtedness from the borrower.  An additional benefit to the Bank in granting a concession is to possibly avoid foreclosure or repossession of loan collateral at a time when collateral values are low.

The following table presents the recorded investment at the time of restructure of new TDRs and their concession, modified during the twelve month periods ended December 31, 2012 and 2011. The recorded investment at the time of restructure was the same pre-modification and post-modification, therefore there was no financial effect of the modification on the recorded investment. The loans included are considered TDRs as a result of the Bank implementing one or more of the following concessions: granting a material extension of time, entering into a forbearance agreement, adjusting the interest rate, accepting interest only payments for an extended period of time, a change in the amortization period or a combination of any of these concessions.

New TDRs with Concession Type:	Twelve Months Ended
	December 31, 2012		December 31, 2011
(dollars in thousands)	Number of Contracts	Recorded Investment at Time of Restructure	Number of Contracts	Recorded Investment at Time of Restructure
Commercial and industrial:
Material extension of time	1	$1,262	2	$629
Forbearance agreement	—	—	4	12,456
Interest rate adjustment	1	3,404	—	—
Change in amortization period	—	—	4	405
Combination of concessions	2	3,231	—	—
Total commercial and industrial	4	7,897	10	13,490
Owner occupied real estate:
Forbearance agreement	—	—	1	87
Combination of concessions	1	1,451	—	—
Total owner occupied real estate	1	1,451	1	87
Commercial construction and land development:
Material extension of time	5	3,396	16	10,932
Forbearance agreement	—	—	1	231
Combination of concessions	1	3,546	—	—
Total commercial construction and land development	6	6,942	17	11,163
Commercial real estate:
Material extension of time	1	68	—	—
Forbearance agreement	—	—	1	93
Interest rate adjustment	—	—	1	1,194
Change in amortization period	—	—	3	3,081
Combination of concessions	1	3,275	—	—
Total commercial real estate	2	3,343	5	4,368
Residential:
Material extension of time	2	329	—	—
Interest rate adjustment	—	—	1	195
Change in amortization period	—	—	1	355
Combination of concessions	1	195	1	78
Total residential	3	524	3	628
Consumer:
Material extension of time	4	426	—	—
Combination of concessions	2	182	—	—
Total consumer	6	608	—	—
Total	22	$20,765	36	$29,736

Two commercial construction and land development relationships identified as accruing TDRs had additional unused commitments totaling $14,000 at December 31, 2012 as compared to six commercial construction and land development relationships identified as accruing TDRs that had additional unused commitments totaling $778,000 and one commercial relationship that had an additional unused commitment available of $329,000 at December 31, 2011.

The following table represents loans receivable modified as TDRs within the twelve months previous to December 31, 2012 and 2011, respectively, which subsequently defaulted during the 12 month periods ended December 31, 2012 and 2011, respectively. The Bank's policy is to consider a loan past due or delinquent if payment is not received on or before the due date.

Troubled Debt Restructurings That Subsequently Payment Defaulted:	Twelve Months Ended
	December 31, 2012		December 31, 2011
(dollars in thousands)	Number of Contracts	Recorded Investment	Number of Contracts	Recorded Investment
Commercial and industrial	3	$3,901	4	$5,531
Commercial tax-exempt	—	—	—	—
Owner occupied real estate	—	—	—	—
Commercial construction and land development	6	6,169	11	9,162
Commercial real estate	1	66	2	747
Residential	2	258	3	617
Consumer	4	308	—	—
Total	16	$10,702	20	$16,057

Of the 16 contracts that subsequently payment defaulted during the year ended December 31, 2012, 13 contracts totaling $6.1 million were still in payment default at December 31, 2012. Seven of the 13 contracts totaling $1.3 million were less than 30 days past due.

All TDRs are considered impaired and, therefore, are individually evaluated for impairment in the calculation of the ALL. Prior to their classification as TDRs, certain of these loans had been collectively evaluated for impairment in the calculation of the ALL.